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                                                                    EXHIBIT 10.3


                  ASSIGNMENT AND ASSUMPTION OF DEED OF EASEMENT

     THIS ASSIGNMENT AND ASSUMPTION OF DEED OF EASEMENT (this "Assignment Agreement") is made as of this 12TH day of JUNE, 2001, by and between MOYER PACKING COMPANY, P.O. Box 395, Souderton, Franconia Township, Montgomery County, Pennsylvania 18964 ("Assignor") and BIOPURE CORPORATION, a Delaware corporation with a principal place of business at 11 Hurley Street, Cambridge, Massachusetts 02141 ("Assignee").

                              W I T N E S S E T H:

     WHEREAS, Assignor and Assignee are parties to that certain Agreement dated October 21, 1994, as amended pursuant to that certain Amendment to Agreement dated November 1, 1999, and that certain Second Amendment to Agreement of even date herewith (collectively, the "Supply Agreement");

     WHEREAS, pursuant to the Supply Agreement, Assignee constructed a Separation Facility on the Land;

     WHEREAS, pursuant to the Supply Agreement, Assignee disposes of certain waste from the Separation Facility into the System via a private sanitary sewer line ("Private Sewer Line");

     WHEREAS, a portion of the Private Sewer Line is located on the lands of Nelson S. Souder, pursuant to that certain Deed of Easement by and between Assignor and Nelson S. Souder, dated December 21, 1994 ("Deed of Easement"), a copy of which is attached hereto as EXHIBIT "A" and made a part hereof;

     WHEREAS, pursuant to the Supply Agreement, Assignee granted to Assignor a stock option (the "Option") to purchase 80,000 shares of the Common Stock of Assignor. The consideration to be paid by Assignor for the Option shares is good and marketable title to the Assets, which Assets include, among other things, the Waste Disposal Rights; and

     WHEREAS, Assignor has exercised the Option, and desires to assign to Assignee, all of Assignor's right, title and interest in and to the Deed of Easement, upon the terms and conditions set forth herein.

     NOW, THEREFORE, for and in consideration of the sum of One Thousand Dollars ($1,000.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

     1. CONSTRUCTION. Capitalized terms used herein and not otherwise defined herein, shall have the meaning ascribed to such terms in the Supply Agreement. The recitals set forth at the beginning of this Assignment Agreement shall be deemed to be an integral part of this Assignment Agreement, and are hereby incorporated in this Assignment Agreement.


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     2. ASSIGNMENT OF RIGHTS. Assignor hereby assigns all of its right, title and interest in and to the Deed of Easement to Assignee unless, and until such time as, the agreements in Article III of the Supply Agreement terminate. At such time as the agreements in Article III of the Supply Agreement terminate, all of Assignee's right, title and interest in and to the Deed of Easement shall revert back to Assignor, and, in such event and at such time, Assignee agrees to execute such documents as shall be necessary and reasonably requested by Assignor in confirmation of the foregoing provisions of this Section 2.

     3. ASSUMPTION OF OBLIGATIONS. Assignee hereby accepts the assignment of the Deed of Easement and undertakes and assumes the performance of the duties and obligations of Assignor thereunder, accruing or arising after the date hereof.

     4. DEFAULT. A party shall be in default under this Assignment Agreement if said party fails to observe or perform its respective duties and obligations under this Assignment Agreement and/or the Deed of Easement, and such failure continues for a period of fifteen (15) days after written notice from the non-breaching party, or if such observance or performance is not capable of being accomplished within such time, then within such additional reasonable time as may be necessary, provided that the cure is commenced during such fifteen
(15) day period and diligently prosecuted to completion as soon as possible, and in no event later than sixty (60) days after the initial notice of default. In the event of a default, the non-breaching party shall be entitled to exercise all of its rights and remedies provided under this Assignment Agreement, at law, in equity, or otherwise, each such remedy being considered cumulative. No single exercise of a remedy shall be deemed an election to forego any other remedy and any failure to pursue a remedy shall not prevent, restrict or otherwise modify its exercise subsequently. In the event that a party is in default under this Assignment Agreement (and such default is not cured within the time frame set forth above) more than two (2) times in any period of twenty four (24) consecutive months, the non-breaching party may terminate this Assignment Agreement.

     5. INDEMNIFICATION.

          (a) INDEMNIFICATION BY ASSIGNEE. Assignee hereby agrees to indemnify, defend and hold harmless Assignor, and Assignor's successors and assigns, from and against all losses, liabilities, claims, demands, causes of action, damages, fines, fees, costs, including reasonable attorneys fees, whether or not covered by insurance, arising out of, resulting from or caused by Assignee, or its agents or employees, invitees or licensees, by exercise of its rights and privileges under this Assignment Agreement or failure to comply with the provisions of this Assignment Agreement.

          (b) INDEMNIFICATION BY ASSIGNOR. Assignor hereby agrees to indemnify, defend and hold harmless Assignee, and Assignee's successors and assigns, from and against all losses, liabilities, claims, demands, causes of action, damages, fines, fees, costs, including reasonable attorneys fees, whether or not covered by insurance, arising out of, resulting from or caused by Assignor, or its agents, employees, or invitees under this Assignment Agreement.

          (c) This Section 5 shall survive termination and/or expiration of this Assignment Agreement, the Deed of Easement and/or the easement granted therein.


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     6. NOTICE. All notices and other communications which are to be given under this Assignment Agreement shall be given in accordance with the notice provisions set forth in the Supply Agreement.

     7. AMENDMENT. This Assignment Agreement may not be changed or amended, except by a writing signed by each of the parties hereto.

     8. FURTHER ASSURANCES. The parties shall from time to time do and perform such additional acts and execute and deliver such additional documents and instruments as may be required or reasonably requested by any party to effect the intents and purposes of this Assignment Agreement.

     9. MISCELLANEOUS. This Assignment Agreement contains the entire understanding of Assignor and Assignee with respect to the subject matter hereof and supersedes and cancels any and all prior negotiations, discussions and agreements between Assignor and Assignee with respect thereto. Each and every provision of this Assignment Agreement has been mutually negotiated, prepared and drafted, and in connection with the construction of any provision hereof, no consideration shall be given to the issue of which party actually prepared, drafted, requested or negotiated any provision of this Assignment Agreement or its deletion.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

                                            ASSIGNOR:
                                            MOYER PACKING COMPANY

Attest:                                     By: /s/ William G. Morral
       -----------------------------            --------------------------------
Name:                                       Name: William G. Morral
     -------------------------------              ------------------------------
Title:                                      Title: Senior Vice President and CFO
      ------------------------------               -----------------------------

(CORPORATE SEAL)


                                            ASSIGNEE:
                                            BIOPURE CORPORATION

Attest:                                     By: /s/ Francis H. Murphy
       -----------------------------            --------------------------------
Name:                                       Name: Francis H. Murphy
     -------------------------------              ------------------------------
Title:                                      Title: CFO
      ------------------------------              -----------------------------

(CORPORATE SEAL)


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COMMONWEALTH OF PENNSYLVANIA:
                            :  ss.
COUNTY OF MONTGOMERY        :

     On the 12th day of JUNE, A.D. 2001, before me, a Notary Public for the above County and Commonwealth of Pennsylvania, personally appeared WILLIAM G. MORRAL, who acknowledged herself/himself to be the SENIOR VICE PRESIDENT AND CFO of MOYER PACKING COMPANY, a corporation, and that she/he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by herself/himself as SENIOR VICE PRESIDENT AND CFO.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                  ---------------------------------
                                  Notary Public



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STATE OF PENNSYLVANIA:
                     :  ss.
COUNTY OF MONTGOMERY :

     On the 12TH day of JUNE, A.D. 2001, before me, a Notary Public for the above County and State of PENNSYLVANIA, personally appeared FRANCIS H. MURPHY, who acknowledged herself/himself to be the CFO of BIOPURE CORPORATION, a corporation, and that she/he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by herself/himself as CFO.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                  ----------------------------------
                                  Notary Public




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